EXHIBIT 10(i)(b)

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                 ADDENDUM TO VOTING AGREEMENT DATED DECEMBER 10, 1980
                 ----------------------------------------------------
                     Made as of the 7th day of December 1995

                                 BY AND BETWEEN

                         PEC ISRAEL ECONOMIC CORPORATION
                                              of the first part

                                      A N D

                      DISCOUNT INVESTMENT CORPORATION LTD.
                                              of the second part


WHEREAS the parties hereto are parties to a Voting Agreement dated
        December 10, 1980, as amended, relating to all companies in which both of them own shares directly or through their respective wholly owned subsidiaries (the "Agreement"); and

WHEREAS the parties wish to extend the term of the Agreement;

     NOW, THEREFORE, the parties hereby agree as follows:

1.   The preamble to this Addendum constitutes an integral part thereof.

2. The term of the Agreement is hereby extended until December 31, 2000 (inclusive).

3. This Addendum amends the Agreement, and subject to the amendment hereunder the Agreement shall remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, the parties have signed this Addendum.

PEC ISRAEL ECONOMIC                     DISCOUNT INVESTMENT
CORPORATION                             CORPORATION LTD.

By: /s/ FRANK J. KLEIN                  /s/ D. TADMOR   /s/ S. COHEN
   -----------------------------        ------------------------------
     Frank J. Klein
     President